GOODWILL	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
GOODWILL
GOODWILL
The following table presents the carrying amount for Brookfield Infrastructure’s goodwill:

US$ MILLIONS	2019	2018
Balance at beginning of the year	$3,859	$1,301
Acquisitions through business combinations(1)	2,644	2,905
Foreign currency translation and other	50	(347)
Balance at end of the year	$6,553	$3,859

(1)	See Note 7 Acquisition of Businesses for additional information.
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of a cash generating unit, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. During 2019, the carrying amount of each cash-generating unit was determined to not exceed its recoverable amount.
Goodwill is allocated to the following cash generating units, or group of cash generating units:

US$ MILLIONS	2019	2018
North American rail operations(1)	$2,042	$—
North American residential energy infrastructure operation(1)	1,274	1,209
Western Canadian natural gas gathering and processing operation(1)	749	492
Brazilian regulated gas transmission operation	632	657
Colombian natural gas distribution operation	542	547
U.S. data center operation(1)	486	463
Other(1)	828	491
Total	$6,553	$3,859

(1)	See Note 7 Acquisition of Businesses for additional information.
The recoverable amount of the goodwill has been determined using a discounted cash flow model whereby the fair value measurement is classified under level 3 on the fair value hierarchy. The key inputs in determining the fair value of each cash generating unit under the discounted cash flow model are the utilization of discount rates ranging from 12% to 14%, terminal value multiples of 8x to 12x and discrete cash flow periods from 7 to 20 years.
Goodwill at our Brazilian regulated gas transmission operation was predominantly the result of deferred income tax liability recognized on acquisition. The deferred tax liability arose as the tax bases of the net assets acquired were lower than their fair values. The inclusion of this liability in the net book value of the acquired business gave rise to goodwill which is recoverable so long as the tax circumstances that gave rise to the goodwill do not change. To date, no such changes have occurred.